Securities, 424I - Securities, 424I: 1	Dec. 03, 2025 USD ($)
Securities, 424I Table
Security Class Title	GraniteShares Gold Shares
Aggregate Sales Price	$ 90,053,702.39
Aggregate Redeemed or Repurchased, FY	91,125,020.26
Aggregate Redeemed or Repurchased, Prior FY	855,732,419.97
Redemption Credits	(856,803,737.84)
Net Sales
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00